UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2009
BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	001-32980	20-0434726

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (610) 940-1675
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On January 20, 2009, BMP Sunstone Corporation (the “Company”) completed an exchange (the “Exchange”) of $10,650,000 in principal amount of its 10.0% senior secured promissory notes (the “10.0% Notes”) for $10,650,000 in principal amount of its 12.5% secured convertible notes (the “12.5% Notes”), pursuant to note exchange agreements (the “Note Exchange Agreements”) by and between the Company and certain holders of the 10.0% Notes (the “Noteholders”). Following the Exchange, $12,350,000 in principal amount of 10.0% Notes remain outstanding. The terms of the 12.5% Notes are described in Item 2.03 of this report, which description is incorporated by reference into this Item 1.01.
As security for the Company’s obligations under the 12.5% Notes, the Company entered into a pledge agreement (the “Pledge Agreement”) with the Noteholders pursuant to which the Company pledged 49% of the outstanding equity securities of Sunstone China Limited (formerly named Hong Kong Fly International Health Care Limited), a Hong Kong corporation (“Sunstone China”). Promptly following the repayment of the 10.0% Notes, the 12.5% Notes will be secured by 51% of the outstanding equity securities of Sunstone China. The Pledge Agreement contains certain covenants, including:
•	restricting the transfer of equity securities of Sunstone China or its subsidiary;

•	complying with all governmental requirements applicable to the Company and Sunstone China;

•	maintaining, preserving and protecting the Company’s and Sunstone China’s property used or useful in the conduct of their businesses;

•	restricting Sunstone China and its subsidiary from issuing additional equity or debt securities.
This summary is qualified in its entirety by reference to the full text of the Note Exchange Agreements, the form of which is attached hereto as Exhibit 10.1, and the Pledge Agreement, the form of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement
Upon the execution of the Note Exchange Agreements on January 20, 2009, the 10.0% Notes exchanged for the 12.5% Notes were deemed cancelled. The 10.0% Notes not subject to the Exchange remain outstanding pursuant to their terms. The form of 10.0% Note was filed as Exhibit 4.4 to the Company’s current report on Form 8-K filed November 6, 2007.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to the Note Exchange Agreements, the Company issued the 12.5% Notes dated January 20, 2009 in the aggregate principal amount of $10,650,000 to the Noteholders. The Notes bear interest at a rate of 12.5% per annum, payable quarterly in arrears beginning on April 1, 2009. The Notes have a maturity date of July 1, 2011. The accrued but unpaid interest on the 10.0% Notes prior to the Exchange will be paid to the Noteholders participating in the Exchange on April 1, 2009.
A Noteholder may convert its 12.5% Note into fully paid and nonassessable shares of common stock, par value $0.001 per share (the “Common Shares”), of the Company from time to time at a conversion price, subject to certain adjustments, equal to $5.00. If the Company issues Common Shares in one or more offerings to investors on or prior to September 15, 2009 (other than any offerings following the issuance of Common Shares in one or more offerings to investors resulting in the receipt of proceeds (net of all commissions) by the Company in an aggregate amount of at least $16,000,000), the conversion price will equal the lesser of (i) $5.00 or (ii) 115% of the lowest price per Common Share for which the Company sells Common Shares in any offering. Notwithstanding the foregoing, if the conversion price would result, upon conversion by all of the 12.5% Notes on the date such conversion price is established, in the issuance of Common Shares in amount equal to or greater than 20.00% of the outstanding Common Shares, the conversion price shall be increased to such amount (subject to rounding) as would result in the issuance, upon conversion by all of the 12.5% Notes, of Common Shares in an aggregate amount equal to 19.99% of the outstanding Common Shares.
The 12.5% Notes are not callable by the Company. On a change of control of the Company, the Noteholder is permitted to demand prepayment of all or any portion of the outstanding principal amount of the 12.5% Note plus any accrued and unpaid interest thereon for an amount in cash equal to the sum of the then outstanding principal amount of the 12.5% Note being prepaid plus all accrued but unpaid interest on such outstanding principal amount of the 12.5% Note.
The 12.5% Notes contain certain covenants and provisions, including covenants that:
•	require that the Company maintain a 100% equity ownership interest in Sunstone China and that Sunstone China maintain a 100% equity ownership interest in Sunstone Pharmaceutical Co., Ltd., a Hong Kong Corporation;

•	require that the Company maintain in escrow, as security for payment on the 12.5% Notes, certain amounts of interest to be paid with respect to the 12.5% Notes on future interest payment dates;

•	restrict the Company’s ability to create or incur any indebtedness senior to the 12.5% Notes (subject to limited exceptions); and

•	restrict the Company’s ability to declare or pay any cash dividend or distribution without the prior written consent of the holders of greater than 50% of the aggregate principal amount of 12.5% Notes then outstanding.

If an event of default exists under the 12.5% Notes, the Noteholders will be able to accelerate the maturity of all outstanding amounts, as well as exercise other rights and remedies as set forth in the 12.5% Notes and Pledge Agreement. The following are some of the events which would constitute an event of default under the 12.5% Notes:
•	failure to pay principal or interest;

•	default of certain covenants;

•	default under any of the Company’s instruments of indebtedness exceeding $1 million;

•	default of any of its commitments under the transaction documents relating to the issuance of the 12.5% Notes; and

•	bankruptcy or insolvency events involving the Company.
The 12.5% Notes were exchanged pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, and without registration under any state securities laws.
The foregoing is a summary of the terms of the 12.5% Notes, and does not purport to be complete. This summary is qualified in its entirety by reference to the full text of the Form of 12.5% Note, which is attached hereto as Exhibit 4.1, and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities
As described in Items 1.01, 1.02 and 2.03 and incorporated by reference herein, on January 20, 2009, the Company entered into the Exchange.
The 12.5% Notes were exchanged pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, and without registration under any state securities laws.

Item 7.01	Regulation FD Disclosure
On January 21, 2009, the Company issued a press release that included guidance regarding the Company’s fiscal year 2009 revenue and income. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
4.1	Form of 12.5% Note

10.1	Form of Note Exchange Agreement

10.2	Pledge Agreement

99.1	Press Release, dated January 21, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION
Date: January 21, 2009	By:	/s/ Fred M. Powell
Name: Fred M. Powell
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Form of 12.5% Note

10.1	Form of Note Exchange Agreement

10.2	Pledge Agreement

99.1	Press Release, dated January 21, 2009